                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated February 1, 1997, (97-1), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1997 to July 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of August, 1997.

                                        GREEN TREE FINANCIAL CORP.



                                        BY: /s/ Phyllis A. Knight
                                           ------------------------------------
                                           Phyllis A. Knight

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                   JULY 1997


                                       CUSIP#'S  393505-SD5,SE3,SF0,SG8,SH6,SJ2
                                       TRUST ACCOUNT #80-4667300
                                       REMITTANCE DATE: 8/15/97

                                                      Total $       Per $1,000
                                                      Amount         Original
                                                   -------------   ------------
Class A Certificates
--------------------

(1a) Amount available (including Monthly
     Servicing Fee)                               $6,531,957.23

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                             0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                          6,531,957.23

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate(5.71%)              5.71%
         b. Class A-1 Interest                        66,491.01      2.03835096
         c. Class A-2 Remittance Rate(6.05%)              6.05%
         d. Class A-2 Interest                       328,338.54      5.04166664
         e. Class A-3 Remittance Rate(6.23%)              6.23%
         f. Class A-3 Interest                       297,186.58      5.19166675
         g. Class A-4 Remittance Rate(6.49%)              6.49%
         h. Class A-4 Interest                       479,129.66      5.40833335
         i. Class A-5 Remittance Rate(6.86%)              6.86%
         j. Class A-5 Interest                       318,904.25      5.71666667
         k. Class A-6 Remittance Rate(7.29%)              7.29%
         l. Class A-6 Interest                       755,644.95      6.07500000
     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                       .00             .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                               JULY 1997 - Page 2

                         CUSIP#'S   393505-SD5,SE3,SF0,SG8,SH6,SJ2
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 8/15/97

                                                                      Total $            Per $1,000
                                                                       Amount             Original
                                                                   --------------       ------------
(4)  Remaining:
     a. Unpaid Class A Interest
        Shortfall                                                             .00                .00

B.   Principal
     (5)  Formula Principal Distribution
          Amount                                                     2,554,642.25                N/A
          a. Scheduled Principal                                       558,918.14                N/A
          b. Principal Prepayments                                   1,828,680.82                N/A
          c. Liquidated Contracts                                      147,811.69                N/A
          d. Repurchases                                                      .00                N/A
          e. Current Month Advanced Principal                          675,075.14                N/A
          f. Prior Month Advanced Principal                           (655,843.54)               N/A

     (6)  Pool Scheduled Principal Balance                         479,474,025.83
     (6b) Adjusted Pool Principal Balance                          478,798,950.69       957.59790183
     (6c) Pool Factor                                                  0.95759790

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance date                             .00

     (8)  Class A Percentage for such Remittance
          Date                                                              92.21%

     (9)  Class A Percentage for the following
          Remittance Date                                                   92.17%

     (10) Class A Principal Distribution:
          a. Class A-1                                               2,554,642.25        78.31521306
          b. Class A-2                                                        .00                .00
          c. Class A-3                                                        .00                .00
          d. Class A-4                                                        .00                .00
          e. Class A-5                                                        .00                .00
          f. Class A-6                                                        .00                .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 3



                         CUSIP#'S   393505-SD5,SE3,SF0,SG8,SH6,SJ2
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 8/15/97


                                                  Total $      Per $1,000
                                                   Amount       Original
                                                 ---------    -------------
   (11)  Class A-1 Principal Balance          11,418,950.69    350.05980043
   (11a) Class A-1 Pool Factor                    .35005980

   (12)  Class A-2 Principal Balance          65,125,000.00    1000.0000000
   (12a) Class A-2 Pool Factor                   1.00000000

   (13)  Class A-3 Principal Balance          57,243,000.00    1000.0000000
   (13a) Class A-3 Pool Factor                   1.00000000

   (14)  Class A-4 Principal Balance          88,591,000.00    1000.0000000
   (14a) Class A-4 Pool Factor                   1.00000000

   (15)  Class A-5 Principal Balance          55,785,000.00    1000.0000000
   (15a) Class A-5 Pool Factor                   1.00000000

   (16)  Class A-6 Principal Balance         124,386,000.00    1000.0000000
   (16a) Class A-6 Pool Factor                   1.00000000

  (17)   Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                           .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 4



                         CUSIP#'S   393505-SD5,SE3,SF0,SG8,SH6,SJ2
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 8/15/97

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (18)  31-59 days                        4,608,368.43                  136

    (19)  60 days or more                   3,706,486.19                   95

    (20)  Current Month Repossessions         787,793.33                   27

    (21)  Repossession Inventory            1,291,692.13                   44

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

    (22)  Average Sixty-Day Delinquency Ratio Test

          (a)  Sixty-Day Delinquency Ratio for current Remittance Date    .77%

          (b)  Average Sixty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 3.5%)                               .51%

    (23)  Average Thirty-Day Delinquency Ratio Test

          (a)  Thirty-Day Delinquency Ratio for current Remittance Date   .96%

          (b)  Average Thirty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 5.5%)                               .84%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.71%, 6.05%, 6.23%, 6.49%, 6.86%, 7.29%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                               JULY 1997 - Page 5

                         CUSIP#'S  393505-SD5,SE3,SF0,SG8,SH6,SJ2
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 8/15/97

(24) Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from June 1, 2000 to
         May 31, 2001, 6.5% from June 1, 2001 to May 31,
         2002, 8.5% from June 1, 2002 to May 31, 2003 and
         and 9.5% thereafter)                                         .02%

(25) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date    68,386.74

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                        .07%

(26) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                           15.84%

(27) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                   .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                             7.79%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.22%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                               JULY 1997 - Page 6

                         CUSIP#'S  393505-SK9
                         TRUST ACCOUNT #80-4149300
                         REMITTANCE DATE: 8/15/97


                                                   Total $          Per $1,000
                                                    Amount           Original
                                                 ------------      -------------

CLASS M1 CERTIFICATES
---------------------
(28)  Amount available (including Monthly
      Servicing Fee)                             1,731,619.99

A.    Interest
(29)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.22%,
           unless Weighted Average Contract
           Rate is below 7.22%)                          7.22%
      b.  Class M-1 Interest                       233,145.83         6.01666658

(30)  Amount applied to Class M-1 Interest
      Deficiency Amount                                   .00                  0

(31)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                                   .00                  0

(32)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall             .00                  0

(33)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall             .00                  0

B.    Principal
(34)  Formula Principal Distribution Amount               .00                N/A
      a.  Scheduled Principal                             .00                N/A
      b.  Principal Prepayments                           .00                N/A
      c.  Liquidated Contracts                            .00                N/A
      d.  Repurchases                                     .00                N/A

(35)  Class M-1 Principal Balance               38,750,000.00      1000.00000000
(35a) Class M-1 Pool Factor                        1.00000000

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%, 7.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                             CLASS B CERTIFICATES
                                 MONTHLY REPORT
                               JULY 1997 - Page 7

                         CUSIP#'S  393505-SL7,SM5
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 8/15/97



(36)  Class M-1 Percentage for such Remittance
      Date                                                  .00%


                                                        Total $     Per $1,000
                                                         Amount      Original
                                                        --------    -----------

(37)  Class M-1 Principal Distribution:
      a.  Class M-1 (current)                                .00     0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                               .00

(38)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date             .00

(39)  Class M-1 Percentage for the following
      Remittance Date                                        .00%

Class B1 Certificates
---------------------
(1)   Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution Amount (including Monthly
      Servicing Fee)                                1,498,474.16

(2)   Class B-1 Remittance Rate (7.23% unless
      Weighted Average Contract Rate is below 7.23%)        7.23%

(3)   Aggregate Class B1 Interest                     120,500.00     6.02500000

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                                  .00            .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                                     .00            .00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%, 7.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                               JULY 1997 - Page 8

                         CUSIP#'S  393505-SL7,SM5
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 8/15/97


(6)   Amount applied to Class B1 Interest
      Deficiency Amount                               .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                               .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date        .00

(8a)  Class B Percentage for such Remittance Date     .00


                                              Total $       Per $1,000
                                              Amount         Original
                                           -------------    ----------

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)         .00

(10a) Class B1 Principal Shortfall                   .00

(10b) Unpaid Class B1 Principal Shortfall            .00

(11)  Class B Principal Balance            37,500,000.00

(12)  Class B1 Principal Balance           20,000,000.00

(12a) Class B1 Pool Factor                    1.00000000

Class B2 Certificates
---------------------
(13)  Remaining Amount Available            1,377,974.16

(14)  Class B-2 Remittance Rate (7.76%
      unless Weighted Average Contract
      Rate is less than 7.76%)                      7.76%

(15)  Aggregate Class B2 Interest             113,166.67    6.46666686

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%, 7.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                               JULY 1997 - Page 9

                         CUSIP#'S  393505-RA2.RB0
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 8/15/97

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                .00           .00

(17)  (Remaining Unpaid Class B2 Interest Shortfall        .00           .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date             .00

(19)  Class B2 Principal Liquidation Loss Amount           .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                 .00

(21)  Guarantee Payment                                    .00

(22)  Class B2 Principal Balance                 17,500,000.00

(22a) Class B2 Pool Factor                          1.00000000

                                                     Total $      Per $1,000
                                                      Amount       Original
                                                    ----------    ----------

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                              200,837.27

(24)  3% Guarantee                                1,063,970.22

(25)  Class C Residual Payment                             .00

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                              JULY 1997 - Page 10

                         CUSIP#'S  393505-SL7,SM5
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 8/15/97

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                     .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                     .00

(28) Repossessed Contracts                        787,793.33

(29) Repossessed Contracts Remaining
     in Inventory                               1,291,692.13

(30) Weighted Average Contract Rate                 10.32091